UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 13, 2014 (March 2, 2014)

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MINERCO RESOURCES, INC.
(Exact name of registrant as specified in its charter)

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NEVADA	333-156059	27-2636716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Trafalgar Square
Suite 455
Nashua, NH 03063
(Address of principal executive offices, including zip code.)

(888) 473-5150
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 5, 2014, Minerco Resources, Inc. (“we” or the “Company”) entered into an Agreement (the “Exchange Agreement”) with Braeden Storm Enterprises, Inc. (the “Lender”), where, among other things, the Company and Lender shall exchange the Prior Note, dated September 6, 2013, currently held by Lender for a new note  in the principal amount of $20,000, due June 6, 2014 (the “New Note”).

The summary of the Agreement is as follows (the entire Exchange Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K filed with the Securities and Exchange Commission):

Recitals

A. The Company has issued to Lender a Note dated September 6, 2013 in the principal amount of $20,000 due March 6, 2014 (the “Prior Note”).

B. The Company desires to exchange the Prior Note for a new note. The Company and Lender desire to enter into this Agreement, pursuant to which, among other things, the Company and Lender shall exchange the Prior Note currently held by Lender for a new note  in the principal amount of $20,000, due June 6, 2014 (the “New Note”).

Exchanges.

1.1	Exchange. Lender and the Company, hereby exchange the Prior Note for the New Note, as follows (the “Exchange”), without the payment of any additional consideration.

1.2
Delivery. In exchange for the Prior Note, the Company hereby, delivers to Lender the New Note. Lender hereby delivers to the Company (or its designee) the originally executed copy of the Prior Note on the date hereof and from and after the date hereof  the Prior Note shall be null and void and any and all rights arising thereunder shall be extinguished.

Miscellaneous.

4.1	Legends. Lender acknowledges that the New Note shall conspicuously set forth on the face or back thereof a legend in substantially the following form:

“THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE RULES AND REGULATIONS PROMULGATED THEREUNDER, OR UNDER THE SECURITIES LAWS, RULES OR REGULATIONS OF ANY STATE; AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, RULES OR REGULATIONS OR AN EXEMPTION THEREFROM DEEMED ACCEPTABLE BY COUNSEL TO THE COMPANY.”

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement, attached as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

The Prior Note, dated September 6, 2013, is qualified in its entirety by reference to the full text of the Convertible Promissory Note, attached as Exhibit 10.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

The New Note, dated March 5, 2014, is qualified in its entirety by reference to the full text of the Convertible Promissory Note, attached as Exhibit 10.3 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

On March 5, 2014, Minerco Resources, Inc. (“we” or the “Company”) entered into an Agreement (the “Exchange Agreement”) with Ann Powers (the “Lender”), where, among other things, the Company and Lender shall exchange the Prior Note, dated September 27, 2013, currently held by Lender for a new note in the principal amount of $25,000, due June 27, 2014 (the “New Note”).

The summary of the Agreement is as follows (the entire Exchange Agreement is attached as Exhibit 10.4 to this Current Report on Form 8-K filed with the Securities and Exchange Commission):

Recitals

A. The Company has issued to Lender a Note dated September 27, 2013 in the principal amount of $25,000 due March 27, 2014 (the “Prior Note”).

B. The Company desires to exchange the Prior Note for a new note. The Company and Lender desire to enter into this Agreement, pursuant to which, among other things, the Company and Lender shall exchange the Prior Note currently held by Lender for a new note  in the principal amount of $25,000, due June 27, 2014 (the “New Note”).

Exchanges.

1.1	Exchange. Lender and the Company, hereby exchange the Prior Note for the New Note, as follows (the “Exchange”), without the payment of any additional consideration.

1.2
Delivery. In exchange for the Prior Note, the Company hereby, delivers to Lender the New Note. Lender hereby delivers to the Company (or its designee) the originally executed copy of the Prior Note on the date hereof and from and after the date hereof  the Prior Note shall be null and void and any and all rights arising thereunder shall be extinguished.

Miscellaneous.

4.1	Legends. Lender acknowledges that the New Note shall conspicuously set forth on the face or back thereof a legend in substantially the following form:

“THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE RULES AND REGULATIONS PROMULGATED THEREUNDER, OR UNDER THE SECURITIES LAWS, RULES OR REGULATIONS OF ANY STATE; AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, RULES OR REGULATIONS OR AN EXEMPTION THEREFROM DEEMED ACCEPTABLE BY COUNSEL TO THE COMPANY.”

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement, attached as Exhibit 10.4 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

The Prior Note, dated September 27, 2013, is qualified in its entirety by reference to the full text of the Convertible Promissory Note, referenced as Exhibit 10.27 to the Form 10-K, dated November 13, 2013,  filed with the Securities and Exchange Commission and incorporated herein by reference.

The New Note, dated March 12, 2014, is qualified in its entirety by reference to the full text of the Convertible Promissory Note, attached as Exhibit 10.6 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

On March 12, 2014, Minerco Resources, Inc. (“we” or the “Company”) entered into an Agreement (the “Exchange Agreement”) with Braeden Storm Enterprises, Inc. (the “Lender”), where, among other things, the Company and Lender shall exchange the Prior Note, dated October 1, 2013, currently held by Lender for a new note in the principal amount of $35,000, due July 1, 2014 (the “New Note”).

The summary of the Agreement is as follows (the entire Exchange Agreement is attached as Exhibit 10.7 to this Current Report on Form 8-K filed with the Securities and Exchange Commission):

Recitals

A. The Company has issued to Lender a Note dated October 1, 2013 in the principal amount of $35,000 due April 1, 2014 (the “Prior Note”).

B. The Company desires to exchange the Prior Note for a new note. The Company and Lender desire to enter into this Agreement, pursuant to which, among other things, the Company and Lender shall exchange the Prior Note currently held by Lender for a new note  in the principal amount of $35,000, due July 1, 2014 (the “New Note”).

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

1.	Exchanges.

1.1	Exchange. Lender and the Company, hereby exchange the Prior Note for the New Note, as follows (the “Exchange”), without the payment of any additional consideration.

1.2
Delivery. In exchange for the Prior Note, the Company hereby, delivers to Lender the New Note. Lender hereby delivers to the Company (or its designee) the originally executed copy of the Prior Note on the date hereof and from and after the date hereof  the Prior Note shall be null and void and any and all rights arising thereunder shall be extinguished

Miscellaneous.

4.1	Legends. Lender acknowledges that the New Note shall conspicuously set forth on the face or back thereof a legend in substantially the following form:

“THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE RULES AND REGULATIONS PROMULGATED THEREUNDER, OR UNDER THE SECURITIES LAWS, RULES OR REGULATIONS OF ANY STATE; AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, RULES OR REGULATIONS OR AN EXEMPTION THEREFROM DEEMED ACCEPTABLE BY COUNSEL TO THE COMPANY.”

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement, attached as Exhibit 10.7 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

The Prior Note, dated October 1, 2013, is qualified in its entirety by reference to the full text of the Convertible Promissory Note, referenced as Exhibit 10.28 to the Form 10-K, dated November 13, 2013,  filed with the Securities and Exchange Commission and incorporated herein by reference.

The New Note, dated March 12, 2014, is qualified in its entirety by reference to the full text of the Convertible Promissory Note, attached as Exhibit 10.9 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

ITEM 8.01. OTHER EVENTS

On March 11, 2014, our subsidiary, Level 5 Beverage Company, Inc. (“Level 5”), which we own seventy and three-tenths percent (70.3%), received Notice of Allowance (NOA) for the LEVEL 5 trademark, Serial Number: 86080715 and 86042387, from the United States Patent and Trademark Office stating, among other things:

NOTICE OF ALLOWANCE (NOA)

ISSUE DATE: Mar 11, 2014

Serial Number: 86080715 and 86042387

Mark: LEVEL 5

Docket/Reference Number: 74526 and 71510

No opposition was filed for this published application. The issue date of this NOA establishes the due date for the filing of a Statement of Use (SOU) or a Request for Extension of Time to file a Statement of Use (Extension Request).

The foregoing description of the Notice of Allowance (NOA) is qualified in its entirety by reference to the full text of the NOA(s), attached as Exhibits 10.10 and 10.11 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

On March 2, 2014, Level 5 applied for a new trademark, The Herbal Collection (“THC”), with the United States Patent and Trademark Office. The status of this trademark is summarized by:

THE HERBAL COLLECTION
Status: NEW APPLICATION - RECORD INITIALIZED NOT ASSIGNED TO EXAMINER
Status Date: 3/5/2014

Serial Number: 86208571
Filing Date: 3/2/2014
Registration Number: NOT AVAILABLE
Registration Date: NOT AVAILABLE

Goods and Services: Dietary beverage supplements for human consumption in liquid and dry mix form for therapeutic purposes
Mark Description: NOT AVAILABLE
Type Of Mark: TradeMark
Published For Opposition Date: N/A
Last Applicant/Owner: Level 5 Beverage Co
   Houston, TX 77057

Mark Drawing Code: Standard Character Mark

The foregoing description of the Trademark, The Herbal Collection (“THC”), is qualified in its entirety by reference to the full text of the application, attached as Exhibit 10.12 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS, FINANCIAL STATEMENT SCHEDULES

Incorporated by reference
Exhibit	Document Description	Form	Date	Number	Filed herewith
10.1	Braeden Storm Exchange Agreement, dated March 5, 2014				X
10.2	Braeden Storm Convertible Promissory Note, dated September 6, 2013				X
10.3	Braeden Storm Exchange Convertible Promissory Note, dated March 5, 2014				X
10.1	Powers Exchange Agreement, dated March 12, 2014				X
10.2	Powers Convertible Promissory Note, dated September 27, 2013	10-K	11/23/2013	10.27
10.3	Powers Exchange Convertible Promissory Note, dated March 12, 2014				X
10.7	Braeden Storm Exchange Agreement, dated March 12, 2014				X
10.8	Braeden Storm Convertible Promissory Note, dated October 1, 2013	10-K	11/23/2013	10.28
10.9	Braeden Storm Exchange Convertible Promissory Note, dated March 12, 2014				X
10.10	Notice of Allowance (86080715) from USPTO, dated March 11,2014				X
10.11	Notice of Allowance (86042387) from USPTO, dated March 11,2014				X
10.12	Trademark Application (86208571) with USPTO, dated March 2,2014				X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MINERCO RESOURCES, INC.

March 13, 2014	By:	/s/ John F. Powers